UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 26, 2019

INCYTE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-12400 (Commission File Number)	94-3136539 (I.R.S. Employer Identification No.)

1801 Augustine Cut-Off
Wilmington, DE	19803
(Address of principal executive offices)	(Zip Code)

(302) 498-6700

(Registrant’s telephone number,
including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2010 Stock Incentive Plan Amendments

At the Annual Meeting of Stockholders of Incyte Corporation (the “Company”) held on April 26, 2019 (the “Annual Meeting”), the stockholders of the Company approved the following amendments to the Company’s 2010 Stock Incentive Plan (the “Plan”): (a) an increase in the number of shares available for issuance under the Plan by 7,700,000 shares, from 36,753,475 shares to 44,453,475 shares, (b) the replacement of the current limitation of 3,500,000 shares that may be issued pursuant to so-called “full value” awards with a flexible or “fungible” share pool approach, pursuant to which each full value award will reduce the total share pool available under the Plan by 2.0 shares and each stock option and any other non-full value award will reduce the total share pool by 1.0 share for each underlying award share granted, (c) the restructuring of the automatic grants of equity awards to outside (non-employee and non-consultant) directors, to provide that such directors will receive annual grants with an aggregate grant date fair value of $500,000 and entitling the recipient to a mix, based on grant date fair value, of 75% stock options and 25% restricted stock units, and with outside directors who are not initially elected at a regular annual meeting receiving prorated grants, and (d) extending the termination date of the Plan from March 18, 2020 to March 18, 2021.  A copy of the Plan, as amended, is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.07                                           Submission of Matters to a Vote of Security Holders.

The following actions were taken at the Annual Meeting:

1.                                      The following Directors were elected:

	For	Against	Abstain	Broker Non- Votes
Julian C. Baker	166,931,639	8,797,226	263,876	14,593,906
Jean-Jacques Bienaimé	172,903,049	2,700,327	389,365	14,593,906
Paul A. Brooke	166,749,486	8,954,880	288,375	14,593,906
Paul J. Clancy	170,837,454	4,797,817	357,470	14,593,906
Wendy L. Dixon	119,906,981	55,601,224	484,536	14,593,906
Jacqualyn A. Fouse	165,292,205	10,314,115	386,421	14,593,906
Paul A. Friedman	111,075,847	64,629,591	287,303	14,593,906
Hervé Hoppenot	167,102,284	7,936,723	953,734	14,593,906

2.                                      The compensation of the Company’s named executive officers was approved, on a non-binding advisory basis.

For	Against	Abstain	Broker Non-Votes
121,302,426	54,063,479	626,836	14,593,906

3.                                      The amendments to the Company’s Amended and Restated 2010 Stock Incentive Plan were approved.

For	Against	Abstain	Broker Non-Votes
155,874,360	19,789,890	328,491	14,593,906

4.                                      The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2018 fiscal year was ratified.

For	Against	Abstain
186,225,826	4,059,412	301,409

5.                                      The stockholder proposal on whether the chairman of the board should be an independent director was not approved.

For	Against	Abstain	Broker Non-Votes
58,823,782	116,757,549	411,410	14,593,906

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits

10.1                        Incyte Corporation Amended and Restated 2010 Stock Incentive Plan, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 30, 2019

INCYTE CORPORATION

By:	/s/ Maria E. Pasquale
Maria E. Pasquale
Executive Vice President and
General Counsel